FILM PARTICIPATION FINANCING LIABILITIES	12 Months Ended
Dec. 31, 2012
FILM PARTICIPATION FINANCING LIABILITIES
FILM PARTICIPATION FINANCING LIABILITIES

16. FILM PARTICIPATION FINANCING LIABILITIES

        In the film production financing arrangements, the initial participation amounts provided by the third party investor for a fixed percentage of the film's worldwide net income of the invested film for 10 years from the initial exhibition of the film in the mainland China, and the amounts are reflected as a film participation liability. A film's worldwide net income is defined as the film's distribution revenue, less promotion and print costs, and distribution fees. The difference between the ultimate film participation expenses expected to be paid to participants and the amount provided by participants is amortized as a charge to or a reduction of film participation expense under the individual film-forecast method.

        The table below summarizes the movement of film participation financing liabilities:

	2011	2012
Beginning balance as of January 1	16,516,169	16,224,219
Received from participants	3,998,964	293,288
Film participation expenses	321,100	438,636
Payments made during the year	(5,093,722)	(1,643,112)
Withholding tax	(118,721)	(44,391)
Exchange difference	600,429	(181,748)

Ending balances as of December 31	16,224,219	15,086,892

        Film participation expenses accrued for the years ended December 31, 2010, 2011 and 2012 were $696,101, $321,100 and $438,636, respectively.

        Payments made during the year ended December 31, 2011 included film participation expenses of $244,399 and principal of $4,849,323. Payments made during the year ended December 31, 2012 included film participation expenses of $132,223 and principal of $1,510,889. The Group expects to pay $15,086,892 of the film participation financing liabilities during the twelve months after December 31, 2012.